UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): May 26, 2005

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                                  Conn's, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                     000-50421             06-1672840
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)


          3295 College Street
            Beaumont, Texas                                    77701
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (409) 832-1696

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                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

     On May 26, 2005, the Compensation Committee of the Board of Directors (the "Board") of Conn's, Inc. approved the terms of the compensation to be paid to each non-employee director of the Board in respect of his or her service on the Board for the terms ending at the 2006 and 2007 annual meeting of stockholders. A summary describing the elements of such compensation is filed as Exhibit 10.1 to this report and is hereby incorporated by reference.

Item 9.01  Financial Statements and Exhibits.

       (c)   Exhibits

Exhibit
 Number       Exhibit Title
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  10.1        Description of Compensation Payable to Non-Employee Directors


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONN'S, INC.


Date:  June 2, 2005                 By: /s/ David L. Rogers
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                                         David L. Rogers
                                         Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
 Number       Exhibit Title
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  10.1        Description of Compensation Payable to Non-Employee Directors